Investor Presentation Nasdaq: SELB January 2018

Safe Harbor / Disclaimer 2 Any statements in this presentation about the future expectations, plans and prospects of Selecta Biosciences, Inc. (“the company”), including without limitation, the progress of the Phase 1/2 clinical program of SEL-212, whether the company participates in an End-of-Phase 2 meeting for SEL-212 in Q2 2018, the potential of SEL-212 to treat severe gout patients and resolve their debilitating symptoms, the ability of SVP-Rapamycin to avoid unwanted immunogenicity and unlock the full potential of a range of therapeutics, whether higher level doses of SVP-Rapamycin or SEL-212 will show increased clinical activity and durability in line with the Phase 1b, when the company will report further data from the Phase 2 trial, whether the FDA approves the company’s plan to provide combination therapy of SEL-212 for the entire treatment period, whether the company will determine an appropriate dose of SEL-212 for the Phase 3, when the company will advance to a Phase 3 for SEL-212 (if at all), whether SEL-212 has the potential to address the unmet needs of gout patients, whether SEL-212 will lower the incidence of flares, whether SEL-212 holds billion dollar potential, the ability of the company’s SVP platform, including SVP-Rapamycin, to mitigate immune response and create better therapeutic outcomes or to improve the efficacy or safety of existing biologics, whether the SVP platform enables the biologic to be distributed broadly to desired sites of action, the potential treatment applications for products utilizing the SVP platform in areas such as enzyme therapy, gene therapy, oncology therapy, vaccines and treatments for allergies and autoimmune diseases, the potential of future collaborationsor licenses based on the ability of SVP-Rapamycin, the potential of the SVP-Rapamycin platform, generally, whether the company commences a Phase 1 trial for SEL-403 in Q1 2018, whether the company files an IND for SEL-302 in 2019, the company's expectations about receiving additional payments from Spark Therapeutics, Inc. under the license agreement and/or the stock purchase agreement, the sufficiency of the company’s cash, cash equivalents, investments, and restricted cash and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including their uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, the unproven approach of the company’s SVP technology, potential delays in enrollment of patients, undesirable side effects of the company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the company’s inability to maintain its existing or future collaborations or licenses, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, substantial fluctuation in the price of its common stock, a significant portion of the company’s total outstanding shares have recently become eligible to be sold into the market, and other important factors discussed in the “Risk Factors” section of the company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on November 7, 2017, and in other filings that the company makes with the SEC. In addition, any forward-looking statements included in this presentation represent the company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The company specifically disclaims any obligation to update any forward-looking statements included in this presentation.

Corporate Overview 3 • Clinical-stage company applying proprietary Synthetic Vaccine Particle (SVP™) platform to avoid unwanted immunogenicity and unlock the full potential of biologic therapies • Expect to begin Phase 3 in 2018 with SEL-212 (SVP-Rapamycin + pegsiticase) for chronic severe gout • IND just accepted for second product candidate: SEL-403 (SVP-Rapamycin + LMB-100) for mesothelioma • Proprietary gene therapy candidates in preclinical development • License agreement in place with Spark Therapeutics, with additional potential for collaborations and licenses in a range of therapeutic areas

Immunogenicity is Now Recognized as a Serious Challenge for Biologic Therapies

IMMUNOGENICITY'S IMPACT

COMPROMISED EFFICACY
Anti-drug antibodies (ADAs) neutralize therapeutic benefit

SAFETY RISK
Hypersensitivity reactions can impact patients

UNPREDICTABLE RESPONSE
Changed PK/PD through drug-ADA interaction


SCIENTIFIC AMERICAN
January 2018 Edition
WAR AGAINST OURSELVES

"With the explosion of biologic products on the market and in *research pipelines, we've* become very concerned about the effectiveness and safety of *these drugs."*

– Amy Rosenberg, MD, Director, Division of Biotechnology Products Review and Research, FDA

The New York Times

When the Immune System Thwarts Lifesaving Drugs



Patients often produce antibodies to the very treatments keeping them alive, sometimes to disastrous effect...

By GINA KOLATA

May 15, 2017

SELECTA Biosciences

4

Preventing Unwanted Immunogenicity via Selecta’s SVP-Rapamycin Technology Platform 5 Spleen Preventing ADAs Inducing a tolerogenic response to a biologic drug (antigen) Implementing the message Sending precise instructions Targeting immune cells • By dosing “free biologic” separate from SVP- Rapamycin, it distributes broadly to desired sites of action • Some of the biologic co- localizes with dendritic cells that have taken up SVP- Rapamycin • The dendritic cells then induce regulatory T cells that circulate throughout the body and suppress immune responses against the biologic (i.e. ADAs)  Naïve T cell B cell Helper T cell Dendritic cell Regulatory T cell Potential to enable new therapies and improve efficacy/safety of existing biologics SVP-Rapamycin Biologic drug Kishimoto et al., Improving the efficacy and safety of biologic drugs with tolerogenic nanoparticles, Nature Nanotechnology, Aug. 2016

Leveraging Nanoparticles to Target and Deliver Instructions to the Immune System 6 I.V. Injection (6hr post-injection) Spleen harvested 24 hr after I.V. Injection of fluorescent NPs  SVP  Macrophages  Dendritic cells  B cells SVP Antigen Spleen

Selecta's Pipeline Development Strategy



Dosing Regimen
Chronic Treatment
Treatment Cycle
Single Treatment
TBD +
Chronic Therapies
Entering Phase 1: SEL-403 for Mesothelioma
+
Phase 2: SEL-212 for Chronic Severe Gout
+
• SVP platform holds great potential
• SEL-212 program informing other programs with data from >100 patients
• Current clinical data demonstrate ADA prevention and support development of our near-term pipeline
+
Preclinical: SEL-302 & SEL-313 Gene Therapy Candidates
Cancer Patients
Adult Patients with Chronic Conditions
Pediatric Patients with Life-Threatening Conditions
Patient Population
Proprietary program
Potential program

SELECTA Biosciences

7

SEL-212 for Chronic Severe Gout

SEL-212: Advancing a Potential New Treatment Option for Chronic Severe Gout Patients Toward Phase 3 9 Rare and Serious Disease • ~160,000 adults with chronic severe gout treated by U.S. rheumatologists • Debilitating flares and joint-damaging arthritis caused by uric acid deposits; risk of renal and cardiovascular disease Immunogenicity Barrier • Uricases are highly effective in breaking down uric acid deposits, but are foreign to the human immune system, causing immunogenicity in nearly all patients that can negate efficacy and present safety risks Clear Clinical Path • Serum uric acid level reduction – a robust FDA/EMA primary endpoint for approval – can be seen rapidly upon dosing; easy to measure; maintenance strongly correlated with low/negative ADA titers • Adult patient population with rapid enrollment potential Ownership • In-licensed pegsiticase in 2014; combined with SVP-Rapamycin to form SEL-212

Today’s Unmet Needs in Chronic Severe Gout • Monthly dosing (vs. biweekly for today’s approved uricase therapy) • Ability to complete full therapy cycles - Persistent reduction in SUA - Elimination of tophi • Gout flare reduction • Avoidance of “off-label” and global immunosuppressive therapies 10 We believe SEL-212 has the potential to address these unmet needs and holds billion-dollar potential

Phase 1b Single Dose Patient Cohorts



= Pegsiticase; = SVP-Rapamycin
% Patients sUA < 6mg/dL at Day 30
Single Dose
0.4 mg/kg
0.03 mg/kg
0.4 mg/kg
0.1 mg/kg
0.4 mg/kg
0.15 mg/kg
0.4 mg/kg
0.3 mg/kg
0.4 mg/kg
Serum Uric Acid (mg/dL)
N = 5
N = 5
N = 10
N = 5
N = 5
20%
0%
70%
100%
100%
0
7
14
21
30
Days

SELECTA Biosciences
IMVACS 2016 Presentation. Clinicaltrials.gov NCT02648269
11

Phase 2 Trial Overview 12 Enrollment Criteria Primary/Secondary Endpoints Design Dosing Stopping Rules As of October 23 • Patients with symptomatic gout and SUA levels >6 mg/dL • Safety, tolerability and pharmacokinetics of multiple doses of SEL-212 and pegsiticase alone • Reduction of SUA levels • Reduction of ADA levels • Multiple ascending dose cohorts • Control cohorts: pegsiticase alone every 28 days for up to five doses • Other cohorts: currently testing three combination doses of SEL-212 every 28 days followed by 2 doses of pegsiticase alone • Preparations now underway to enable five combination doses • Dosing stopped upon loss of SUA control at Day 21 after each dose • 79 patients dosed at 15 active U.S. clinical sites

0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 1 0 3 1 0 4 1 0 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 1 0 3 1 0 4 1 0 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 # ♦ * + #114-0004 111-0004 103-0018 104-1014 106-1039 105-0001 114-0007 104-0019 104-0024 104-0020 114-0009 S e ru m U ric A cid ( m g /d L ) A n ti-U ricas e A n ti b o d y T it e r Cohort 7: 0.2 mg/kg Pegsiticase + 0.1 mg/kg SVP-Rapamycin 13* #♦ Patient Unaudited data reported as of October 23, 2017 | Clinicaltrials.gov NCT02959918 Pegsiticase AlonePegsiticase + SVP-Rapamycin Day 0.1 mg/kg 0.2 mg/kg Discontinuation due to infusion reaction Withdrawal of consent SAE; infusion reaction Stopping rules met+

0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 1 0 3 1 0 4 1 0 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 1 0 3 1 0 4 1 0 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 1 0 2 3 4 5 14 104-0018 110-0015 103-0020 104-0017 106-0054 106-0045 107-0008 103-0019 111-0008 104-0023 106-0065 106-0064 * # # # # * ϴ ϴ Cohort 8: 0.4 mg/kg Pegsiticase + 0.1 mg/kg SVP-Rapamycin Unaudited data reported as of October 23, 2017 | Clinicaltrials.gov NCT02959918 Patient S e ru m U ric A cid ( m g /d L ) A n ti-U ricas e A n ti b o d y T it e r 0.1 mg/kg 0.4 mg/kg Pegsiticase AlonePegsiticase + SVP-Rapamycin Day SAE; not study drug related SAE; infusion reaction Stopping rules metϴ * #

0.2 or 0.4 mg/kg Pegsiticase Alone Control Cohorts (Cohorts 1 & 2) % of Patients With SUA <6 mg/dL Comparison of Clinical Activity and Immune Tolerance Between Mid-Dose and Control Cohorts 15 Unaudited data reported as of October 23, 2017 | Clinicaltrials.gov NCT02959918 * Ph1b Day 30 @ 0.1 mg/kg SVP-Rapamycin + 0.4 mg/kg pegsiticase ** Patients who received a full first dose and completed treatment cycle 1 = Pegsiticase; = SVP-Rapamycin 70%* Pegsiticase + SVP-Rapamycin 0.1 mg/kg 0.2 or 0.4 mg/kg Pegsiticase Alone Mid-Dose Cohorts (Cohorts 7 & 8**) 0 5 0 1 0 0 D a y % P ts S UA <6 mg /dL 0 2 8 5 6 8 4 1 1 2 1 4 0 0 5 0 1 0 0 D a y % P ts S U A < 6 m g /d L 0 2 8

1 1 2 3 4 5 0 2 0 4 0 6 0 16 • Data indicate SEL-212 lowers flares initially and over time during treatment • Urate lowering therapies typically increase the incidence of flares at the beginning of therapy Unaudited data as of October 23, 2017 | Clinicaltrials.gov NCT02959918 % o f P at ie n ts w /Fl a re Pegsiticase Alone % of Patients Experiencing Flares by Month SEL-212 Month 50% 24% 16% 3% 11% 5% Low Frequency of Gout Flares Observed with SEL-212 Treatment

SEL-212 Generally Well Tolerated at Clinically Active Doses 17 • SEL-212 has been generally well tolerated at clinically active doses following >200 administrations • SAEs reported in the Phase 2 trial: - Four were reported not to be or unlikely to be related to study drug - Seven infusion reactions: - Four in cohorts receiving pegsiticase alone or pegsiticase in combination with the lowest dose of SVP- Rapamycin, as anticipated - Two due to protocol deviations related to dosing errors - One during a repeat dose of SEL-212 in a higher dose cohort - Each of these SAEs occurred prior to Selecta’s June data report - None occurred after treatment period 2 • All SAEs were successfully treated and resolved without further issues Unaudited data as of October 23, 2017 | Clinicaltrials.gov NCT02959918

SEL-212 Expected to Enter Phase 3 in 2018 18 • SEL-212 (SVP-Rapamycin + pegsiticase) designed to be the first non- immunogenic uricase treatment for chronic severe gout • Phase 2 trial ongoing: - SEL-212 has been demonstrated to be clinically active and generally well tolerated - Cohorts receiving 0.125 and 0.15 mg/kg doses of SVP-Rapamycin ongoing; plan to report initial data for these cohorts in the first half of April 2018 - Plan to begin enrolling patients in Q1 2018 that would receive combination therapy for the entire treatment period; preparing supporting preclinical FDA submission • Plan to participate in End-of-Phase 2 meeting in Q2 2018 • Plan to enter Phase 3 in 2018

SEL-403 for Mesothelioma

SEL-403: A Highly Potent Recombinant Pseudomonas Immunotoxin Targeting Mesothelin 20 Rare and Serious Disease • Mesothelin expressed in virtually all mesotheliomas (~3,000 annual U.S. diagnoses1) and pancreatic cancers (~50,000); high percentage of ovarian, lung, breast cancers • Certain solid tumors are particularly hard to treat and have remained evasive to immunotherapy approaches Immunogenicity Barrier • LMB-100 induces inhibitory antibodies upon first dose in almost all patients, limiting dosing to one or two administration cycles; insufficient to control tumor • Global immunosuppressants ineffective in preventing ADAs in a vast majority of patients • SVP allowed 3+ treatment cycles in pre-clinical models, restoring LMB-100 preclinical activity • Initial repeat dose data from ongoing SEL-212 Phase 2 bodes well for this application Clear Clinical Path • Both components of SEL-403 (SVP-Rapamycin and LMB-100) have been in the clinic in separate trials • FDA acceptance of IND for combination treatment announced in January; expect Phase 1 mesothelioma trial to be underway in Q1 2018 Ownership • In-licensed LMB-100 from NCI in April 2017; up to $9.25 million in milestones; low single-digit royalties • Combination with SVP-Rapamycin now known as SEL-403 1. Beebe-Dimmer et al., Mesothelioma in the United States: a Surveillance, Epidemiology, and End Results (SEER) – Medicare investigation of treatment patterns and overall survival, Clin Epidemiol., Oct. 2016

Immunotoxin LMB-100 21 • LMB-100: Pseudomonas exotoxin A linked to antibody Fab targeting mesothelin • Technology was licensed to Roche but later returned to NCI • Efficacy was limited by immunogenicity after one or two cycles in most patients • Currently in Phase 1 clinical trials LMB-100 Mesothelin is overexpressed on many solid tumors Ira Pastan, M.D. Head, Molecular Biology Section National Cancer Institute • Mesothelioma (>90%) • Pancreatic cancer (>90%) • Ovarian cancer (70%) • Lung cancer (50%) • Breast cancer (34%)

Clinical Activity of SS1P (LMB-100 Precursor) in Mesothelioma

Patient 1
- Widely metastatic peritoneal mesothelioma
- Survived 32 months


4 Treatment Cycles
Sum of target lesions (cm)
Months after treatment



Before treatment | 1.6 months | 8 months

Patient 2
- Extensive pleural mesothelioma
- Survival >6 years (still alive)


6 Treatment Cycles
Sum of target lesions (cm)
Months after treatment



Day 12 | 3 months | 15 months

While patients receiving ≥4 cycles showed major anti-tumor response, immunogenicity limited treatment to 1 or 2 cycles for most patients despite use of immunosuppressive therapy

SELECTA Biosciences

Hassan, Pastan et al. Cancer Research (2014)

22

Preclinical Data Supports the Benefits of SVP-Rapamycin + LMB-100 Combination Therapy

SEL-403



Prevents formation of anti-drug antibodies	Restores LMB-100's anti-tumor response	SVP alone does not accelerate tumor growth


Anti-LMB-100 Antibody
Anti-LMB-100 IgG (µg/ml)
400
300
200
100
0
LMB-100
LMB-100 + SVP
0
2
4
6
8
Week
LMB-100
SVP


Tumor Growth
Saline
LMB-100
LMB-100+SVP
Tumor size (mm3)
2500
2000
1500
1000
500
-10
-5
0
5
10
15
20
Days since tumor inoculation


Tumor Growth
Saline
SVP-Rapamycin
Tumor size (mm3)
1500
1000
500
0
0
10
20
30
Days since tumor inoculation

SELECTA Biosciences

Data generated in collaboration with Dr. Ira Pastan, NCI

23

SEL-403 Entering the Clinic at NCI 24 • IND acceptance announced on January 2, 2018 • Expect to commence a dose-escalating Phase 1 trial in Q1 2018 under a CRADA at NCI • Enrolling up to 18 patients with malignant pleural or peritoneal mesothelioma who have undergone at least one regimen of chemotherapy • Patients to receive four treatment cycles of the combination product candidate • Primary objective: Evaluate the safety and tolerability of the combination therapeutic candidate in the study population • Additional measurements: Objective response rates and ADA titers CRADA #3157 with NCI

Proprietary & Licensed Gene Therapy Programs

Selecta's Proprietary Gene Therapy Programs

Ownership
- Two proprietary gene therapies utilizing Anc80 and AAV + SVP-Rapamycin (SEL-302 & SEL-313)

Rare and Serious Disease
- Two rare inborn error of metabolism: Methylmalonic Acidemia (MMA) and Ornithine Transcarbamylase (OTC) Deficiency
- Onset in early infancy; significantly reduces life expectancy

Immunogenicity Barrier
- Infants require treatment prior to metabolic crisis to avoid CNS effects; retreatment likely needed as patients grow
- Repeat systemic gene therapy dosing currently not possible due to neutralizing antibodies to viral capsid
- Cellular immune responses to the liver are an additional potential barrier

Clear Clinical Path
- Lead gene therapy program is SEL-302 for MMA
- Clinical endpoints include: Methylmalonyl-CoA mutase and MMA levels
- Expect to file IND in 2019

SELECTA Biosciences
26

Benefits of ADA Avoidance in Gene Therapy 27 Inhibiting Liver Inflammation from First Dose Allowing for Repeat Dosing And Dose Titration CD8 T cell Liver Infiltrates Serum ALT Enzyme Levels + AAV8 SVP or Empty NP 0Day SVP or Empty NP + AAV8-Luc AAV8-Factor IX Day 0 21 54 SVP or Empty NP Anti-AAV8 Antibody Titer Serum Factor IX Expression Preclinical data generated in mice in collaboration with Dr. Federico Mingozzi, Genethon S V P E m p ty N P -1 0 1 2 3 4 5 C D 8 m R N A (   C t) S V P E m p ty N P 0 5 1 0 1 5 2 0 ** A L T a ct iv ity ( m U /m L ) 0 2 0 4 0 6 0 0 5 0 0 0 1 0 0 0 0 1 5 0 0 0 2 0 0 0 0 2 5 0 0 0 D a y s A n ti- A A V 8 T ite r 0 40000 80000 120000 160000 200000 34 41 54 H u m an F IX ( n g/ m l) Days SVP-Rapamycin Empty NP

Demonstration of the Role of Regulatory T Cells 28 Day 0 19 20 21 32 0 1 28 Effect can be Transferred to a Recipient T Reg Depletion Negates Effect Anti-AAV8 IgG levels in recipient mice (Day +14) DONOR AAV8-Luc +/- SVP 0 14Day Day RECIPIENT AAV8-hFIX AAV8-Luc +/- SVP PRIME Anti-CD25 Treg Depletion CHALLENGE Anti-AAV8 IgG levels (Day 32) ** P < 0.01, *** P < 0.001 Transfer splenocytes a n ti -A A V 8 I g G (  g /m L ) E m p ty N P S V P 0 5 1 0 1 5 2 0 * * * 0 1 0 2 0 3 0 4 0 5 0 *** a n ti -A A V 8 I g G ( n g /m L) ** S V P -R a p a m y c in T re g d e p le t io n + + ++- - - - Preclinical data generated in mice in collaboration with Dr. Federico Mingozzi, Genethon

Anc80/synMUT Proof of Concept in Mouse Model of MMA at ASGCT 2017 29 0 5 0 1 0 0 1 5 0 2 0 0 0 5 0 0 1 0 0 0 1 5 0 0 2 0 0 0 D a y s M M A (  M ) A n c 8 0 -h A A T -M u t4 5 e 1 2 V G A A V 8 -h A A T -M u t4 5 e 1 2 V G 0 5 10 15 20 25 30 35 Weight Gain in 12 days (%) Anc80 or AAV8 Retro Orbital injection Reducing MMA Levels With Anc80 and AAV8 Increasing Weight Gain Following Treatment Per c en t w eig h t gai n Preventing Anti-Anc80 Antibodies via SVP-Rapamycin Preclinical data generated in mice in collaboration with Dr. Charles Venditti, NIH, and Dr. Luk Vandenberghe, Mass Eye & Ear Anti-Anc80 Antibodies ** (P = 0.036) NS (P = 0.44) (N=3) (N=3) (N=3) Anc80 AAV8 No Tx A n t i- A n c 8 0 I g G ( O D 4 5 0 - 5 7 0 ) 0 .0 0 .5 1 .0 1 .5 2 .0 D a y 7 D a y 1 2 D a y 1 9 D a y 2 8 1 0 5 0 1 0 0 S V P -R a p a m y c in (g ) 0

Spark Therapeutics License Agreement 30 • December 2016 agreement provides Spark Therapeutics with exclusive worldwide rights to Selecta's SVP technology for up to five gene therapy targets • Among the largest gene therapy and SMID-cap to SMID-cap biotech deals announced to date • Initial focus on combination of SVP with Spark’s Hemophilia A gene therapy • Received $30 million of initial cash payments and investments in Selecta equity • Subject to the terms of the license agreement, Spark also agreed to pay to Selecta: - Up to $430 million in milestone payments for each target - Mid-single to low-double-digit royalties on worldwide annual net sales of any resulting commercialized gene therapy

Pipeline 31 * LMB-100 is currently being investigated in two Phase 1 clinical trials at the National Cancer Institute (NCI): one of LMB-100 alone in Mesothelioma and one of LMB-100 in combination with nab-paclitaxel in Pancreatic Cancer. Phase 1 trial of SEL-403 in Mesothelioma is expected to begin in Q1 2018. Indication Preclinical Phase 1 Phase 2 Phase 3 Proprietary ADA Mitigation Programs Chronic Severe Gout SEL-212 Mesothelioma & Pancreatic Cancer SEL-403* Methylmalonic Acidemia (MMA) SEL-302 Ornithine Transcarbamylase Deficiency (OTC) SEL-313 ADA Mitigation Program License Hemophilia A

Financial Overview 32 For the Quarter Ended (In thousands, except share and per share data) September 30, 2017 September 30, 2016 Grant & Collaboration Revenue $27 $1,048 Research & Development Expenses 9,504 6,021 General & Administrative Expenses 4,377 2,495 Net Loss Attributable to Common Stockholders $(14,676) $(7,728) Net Loss Per Basic & Diluted Share $(0.66) $(0.43) Wtd. Avg. Common Shares Outstanding – Basic & Diluted 22,082,207 18,108,014 As of (In thousands) September 30, 2017 June 30, 2017 Cash, Cash Equivalents, Marketable Securities, Restricted Cash $104,780 $113,045 Cash runway into mid-2019

Thank You